Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 19, 2008

Neuberger Berman Socially Responsive Fund:
     Investor Class
     Institutional Class
     Trust Class

The following replaces the section entitled “Portfolio Managers” on page 68 of the Investor Class Prospectus, page 65 of the Institutional Class Prospectus and page 62 of the Trust Class Prospectus:

Arthur Moretti is a Vice President of Neuberger Berman Management LLC and a Managing
Director of Neuberger Berman, LLC. He joined each firm and has co-managed the Fund since
2001. He was a portfolio manager and fund analyst at two other firms since 1991.

Ingrid S. Dyott is a Vice President of Neuberger Berman Management LLC and a Managing
Director of Neuberger Berman, LLC. She has been co-manager of the Fund since December
2003 and before that was an Associate Manager of the Fund since 1997.

Sajjad S. Ladiwala is a Vice President of Neuberger Berman Management LLC and a Managing
Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since
December 2003. He held various positions as a financial analyst at two other firms since 1994.

Mamundi Subhas, CFA is a Vice President of Neuberger Berman Management LLC and a Senior Vice President of Neuberger Berman, LLC. Mr. Subhas is an Associate Portfolio Manager on the Socially Responsive Equity Team. He has been an Associate Manager of the Fund since December 2008. He joined the firm in 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Fund shares.

The date of this supplement is January 14, 2009.

NEUBERGER BERMAN
Neuberger Berman Management LLC

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New York, NY 10158-0180

Shareholder Services
800.877.9700

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800.366.6264

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